UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  November 5, 2004

                            TWISTEE TREAT CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     0-29439
                            (Commission File Number)

                                   43-1796315
                        (IRS Employer Identification No.)

                 2983 RAVENSWOOD RD., FORT LAUDERDALE, FL 33312
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code  877 667-9377

                                       N/A
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on November 5, 2004 as Twistee Treat Corporation's independent auditors. Malone & Bailey's audit reports on Twistee Treat Corporation's financial statements as of November 30, 2003 and 2002 and for the two years then ended did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except as indicated in a paragraph stating that "the accompanying financial statements have been prepared assuming that Twistee Treat Corporation will continue as a going concern. The decision to change principal independent accountant has been approved by the Company's Board of Directors.

During the two most recent fiscal years November 30, 2003 and 2002 and in the subsequent interim period through the date of dismissal, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Twistee Treat Corporation has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November 5, 2004 is filed as Exhibit
16.1 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on November 5, 2004 as Twistee Treat Corporation's principal accountant to audit the financial statements of Twistee Treat Corporation. The decision to change accountants was approved by the Board of Directors.

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During  the  two  most  recent fiscal years ended November 30, 2003 and 2002 and subsequent to November 30, 2003 through the date hereof, neither Twistee Treat Corporation nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Twistee Treat Corporation's financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Twistee Treat Corporation a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) of Regulation S-B with Twistee Treat Corporation's former accountant.

Twistee Treat Corporation has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Twistee Treat Corporation with a letter addressed to the Commission containing any new information, clarification of Twistee Treat Corporation's expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Twistee Treat Corporation in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Twistee Treat Corporation that no such letter need be issued.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

16.1     Letter from Malone & Bailey, PLLC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWISTEE TREAT CORPORATION

/s/ James A. Tilton
------------------------------
James A. Tilton, Director


/s/ Steven Levin
------------------------------
Steven Levin, Director


/s/ Gordon Wilson
------------------------------
Gordon Wilson, Director


Date: November 5, 2004

Exhibit 16.1


November 5, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  TWISTEE TREAT CORPORATION
     Commission File Number 0-29439

We have read the statements that we understand Twistee Treat Corporation will include under Item 4.01 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.01.


Very truly yours,

/s/ Malone & Bailey, PLLC
    ---------------------
Malone & Bailey, PLLC

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